UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

AVAX One Technology Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AVAX One Technology Ltd.

800-525 West 8th Avenue

Vancouver, BC, Canada V5Z 1C6

April __, 2026

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of AVAX One Technology Ltd.:

You are cordially invited to attend the 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) of AVAX One Technology Ltd., a British Columbia corporation (the “Company”), to be held at 9:00 AM Pacific time on May 29, 2026 at the Company’s principal offices at 800-525 West 8th Avenue, Vancouver, BC, Canada V5Z 1C6.

At the 2026 Annual Meeting, shareholders will be asked to consider and vote upon the following proposals:

1.	Election of the Company’s current directors.

2.	The ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered certified public accountant for the fiscal year ending December 31, 2026.

3.	Approval of a reverse split of the Company’s common shares in a ratio of 1:2 to 1:12.

4.	The approval, on an advisory basis, of the 2025 compensation of the Company’s named executive officers.

5.	To transact such other business as may be properly brought before the 2026 Annual Meeting and any adjournments thereof.

In addition, shareholders will receive and consider the financial statements for the Company’s fiscal year ended December 31, 2025, the report of the Company’s auditor thereon, and the related management discussion and analysis.

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THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE ABOVE PROPOSALS.

Pursuant to the provisions of the Company’s articles, the board of directors of the Company (the “Board”) has fixed the close of business on April 17, 2026 as the record date (the “Record Date”) for determining the shareholders of the Company entitled to notice of, and to vote at, the 2026 Annual Meeting or any adjournment thereof. Accordingly, only shareholders of record at the close of business on April 17, 2026 are entitled to notice of, and shall be entitled to vote at, the 2026 Annual Meeting or any postponement or adjournment thereof.

Shareholders who do not intend to attend the meeting in person must submit votes by Proxy ahead of the proxy deadline of 12:00 a.m. (Pacific Time) on May 29, 2026.

Please review in detail the attached notice and proxy statement for a more complete statement of matters to be considered at the 2026 Annual Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the 2026 Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy in order to assure representation of your shares at the 2026 Annual Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the 2026 Annual Meeting and vote in person.

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AVAX ONE TECHNOLOGY LTD.

800-525 West 8th Avenue,

Vancouver, BC, Canada V5Z 1C6

ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 29, 2026

PROXY STATEMENT

The Board of Directors (the “Board”) of AVAX One Technology Ltd. (the “Company”) is soliciting proxies from its shareholders to be used at the annual meeting of shareholders to be held on May 29, 2026 (the “2026 Annual Meeting”) at the Company’s principal offices at 800-525 West 8th Avenue, Vancouver, BC, Canada V5Z 1C6, and at any postponements or adjournments thereof. This proxy statement contains information related to the 2026 Annual Meeting. This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about April 26, 2026.

ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement?

You are receiving this proxy statement because you have been identified as a shareholder of the Company as of the record date which our Board has determined to be April 17, 2026, and thus you are entitled to vote at the 2026 Annual Meeting. This document serves as a proxy statement used to solicit proxies for the 2026 Annual Meeting. This document and the Appendixes hereto contain important information about the 2026 Annual Meeting and the Company, and you should read it carefully.

Who is entitled to vote at the 2026 Annual Meeting?

Only shareholders of record as of the close of business on the record date will be entitled to vote at the 2026 Annual Meeting. As of the close of business on the record date, there were _______ Common Shares issued and outstanding and entitled to vote. Each holder of Common Shares is entitled to one vote for each Common Share held by such shareholder on the record date on each of the proposals presented in this proxy statement.

May I vote in person?

If you are a shareholder of the Company and your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer, you are considered, with respect to those shares, the shareholder of record, and the proxy materials and proxy card, attached hereto as Appendix A, are being sent directly to you by the Company. If you are a shareholder of record, you may attend the 2026 Annual Meeting to be held on May 29, 2026, and vote your shares in person, rather than signing and returning your proxy. Only persons attending in person may vote their shares in person. There will be no virtual attendance option for this 2026 Annual Meeting, whether by teleconference, electronic meeting or otherwise.

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If your shares are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you together with a voting instruction card by such bank, broker or other nominee. As the beneficial owner, you are also invited to attend the 2026 Annual Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the 2026 Annual Meeting unless you obtain a proxy from your broker issued in your name giving you the right to vote the shares at the 2026 Annual Meeting.

Photo identification (a valid driver’s license, state identification or passport) may be required to attend the 2026 Annual Meeting. If a shareholder’s shares are registered in the name of a broker, trust, bank or other nominee, the shareholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the shareholder was a beneficial owner of shares of stock of the Company as of the Record Date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

If my Company shares are held in “street name” by my broker, will my broker vote my shares for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters, as discussed further below. Your broker will not be able to vote your Common Shares without specific instructions from you for “non-routine” matters. The only routine matter upon which votes will be cast at this Annual Meeting is the ratification of auditors.

If your shares are held by your broker or other agent as your nominee, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares.

What are “broker non-votes”?

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” “Broker non-votes” occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Since brokers are permitted to vote on “routine” matters without instructions from the beneficial owner, “broker non-votes” do not occur with respect to “routine” matters.

All matters are “non-routine” matters except for Proposal No. 2 which is ratification of our independent registered accounting firm.

The determination of “routine” and “non-routine” matters is determined by brokers and those firms responsible to tabulate votes cast by beneficial owners of shares held in street name and other nominees. Firms casting such votes have generally been guided by rules of the New York Stock Exchange when determining if proposals are considered “routine” or “non-routine.” When a matter to be voted on is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote your shares with respect to any proposal to be voted on.

How do I cast my vote if I am a shareholder of record?

The link for the material will be posted at https://www.cstproxy.com/AVXforcegs/am2026. If you are a shareholder with shares registered in your name with the Company’s transfer agent, Continental Stock Transfer and Trust, on the record date, you may vote in person at the 2026 Annual Meeting or by going to https://lsp.continentalstock.com/pxlogin. Record holders can also vote: via email (cstmail@continentalstock.com), via mail (with the self addressed envelope the transfer agent will provide).

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Whether or not you plan to attend the 2026 Annual Meeting, please vote as soon as possible to ensure your vote is counted. You may still attend the 2026 Annual Meeting and vote in person even if you have already voted by proxy. For more detailed instructions on how to vote using one of these methods, please see the form of proxy card attached to this Schedule 14A and the information below.

●	To vote in person. You may attend the 2026 Annual Meeting and the Company will give you a ballot when you arrive.

●	To vote by proxy by fax or internet. If you have fax or internet access, you may submit your proxy by following the instructions provided in this proxy statement, or by following the instructions provided with your proxy materials and on the enclosed proxy card or voting instruction card.

●	To vote by proxy by mail. You may submit your proxy by mail by completing and signing the enclosed proxy card and mailing it in the enclosed envelope. Your shares will be voted as you have instructed.

How do I cast my vote if I am a beneficial owner of shares registered in the name of any broker or bank?

If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other similar organization, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or other agent. To vote in person at the 2026 Annual Meeting, you must obtain a valid proxy from your broker or other agent. Follow the instructions from your broker or other agent included with these proxy materials or contact your broker or bank to request a proxy form.

What constitutes a quorum for purposes of the 2026 Annual Meeting?

The Company’s Articles stipulate that holders entitled to vote in person or represented by proxy may do so at the Annual Meeting permitting the conduct of business at the meeting. On the record date, there were ________ Common Shares and 0 shares of preferred stock issued and outstanding and entitled to vote. The Articles state the quorum for transaction of business at the meeting will be at least one shareholder who is present, or who represents by proxy one or more shareholders who, in the aggregate, hold at least 33⅓% of the issued shares entitled to be voted at the meeting. The Articles further provide that if a quorum is not present, the meeting shall be adjourned to the same day in the next week at the same time and place and those persons present and being, or representing by proxy, entitled to attend and vote at the meeting shall be deemed to constitute a quorum, and in all circumstances, the Company will adhere to all minimum quorum requirements under Nasdaq List Rules. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. Your shares will be counted toward the quorum at the 2026 Annual Meeting only if you vote in person at the meeting, you submit a valid proxy or your broker, bank, dealer or similar organization submits a valid proxy.

Can I change my vote?

Yes. Any shareholder of record voting by proxy has the right to revoke their proxy at any time before the polls close at the 2026 Annual Meeting by sending a written notice stating that they would like to revoke his, her or its proxy to the Corporate Secretary of the Company; by providing a duly executed proxy card bearing a later date than the proxy being revoked; or by attending the 2026 Annual Meeting and voting in person. Attendance alone at the 2026 Annual Meeting will not revoke a proxy. If a shareholder of the Company has instructed a broker to vote its Common Shares that are held in “street name,” the shareholder must follow directions received from its broker to change those instructions.

Who is soliciting this proxy – Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of our Board of Directors. The Company will bear the costs of and will pay all expenses associated with this solicitation, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to shareholders. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies. The Company also intends to use a proxy solicitor in conjunction with this 2026 Annual Meeting, and estimates the cost thereof to be $35,000.

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What vote is required to approve each item being voted upon at the 2026 Annual Meeting?

1. Election of the five current directors requires a plurality (the five nominees receiving the most “FOR” votes) of the votes cast at the 2026 Annual Meeting.

2. The ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered certified public accountant for the fiscal year ending December 31, 2026. “FOR” votes from the holders of a majority of the shares of the Company’s Common Stock present in person or represented by proxy and entitled to vote on the matter at the 2026 Annual Meeting are required to approve this proposal.

3. To approve a reverse split of the Company’s common shares in a ratio of 1:2 to 1:12. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2026 Annual Meeting are required to approve this proposal.

4. Say on pay advisory vote. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2026 Annual Meeting are required to approve this proposal.

5. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2026 Annual Meeting are required to approve this proposal.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”).

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares the bank, broker or other nominee does not have authority to vote your unvoted shares on any of the other proposals submitted to shareholders for a vote at the Annual Meeting. We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

Can I access these proxy materials on the Internet?

Yes. The Notice of Annual Meeting, and this proxy statement and the Appendix hereto are available for viewing, printing, and downloading at https://ir/avax-one.com/news-events/ir-calendar. All materials will remain posted on https://ir/avax-one.com/news-events/ir-calendar at least until the conclusion of the meeting .

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

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How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days of the 2026 Annual Meeting.

What interest do officers and directors have in matters to be acted upon?

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year, and no associate of any of the foregoing persons, has any substantial interest, direct or indirect, in any matter to be acted upon.

Who can provide me with additional information and help answer my questions?

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Campaign Management:

Strategic Stockholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-844-410-4009

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

Householding of Annual Disclosure Documents

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

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Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	shareholders whose shares are registered in their own name should contact our transfer agent, Continental Stock Transfer & Trust, and inform them of their request by calling them at 1-800-509-5586 them at 1 State Street, 30th Floor New York, NY 10004-1561.

●	shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, shareholders should be sure to include their name, the name of their brokerage firm and their account number.

Directors, Executive Officers and Corporate Governance

Name	Age	Position	Served Since
Matt Zhang	40	Chairman of the Board, Nominating and Corporate Governance Committee Member	November 2025
Xiao-Xiao Jichua Zhu	39	Director, Audit Committee Member and Nominating and Corporate Governance Committee Member	November 2025
Young Chi Cho	50	Director, Compensation Committee Chair and Audit Committee Member	November 2025
Daniel Mendes	37	Director, Audit Committee Chair and Compensation Committee Member	November 2025
Amy Griffith	54	Director, Nominating and Corporate Governance Committee Chair and Compensation Committee Member	July 2021
Jolie Kahn	61	Chief Executive Officer	June 2024
Chris Polimeni	59	Chief Financial Officer	March 2025
Peter Wylie	40	Chief Operating Officer	November 2025

Directors serve until the next annual meeting and until their successors are elected and qualified. Officers are appointed to serve for one year until the annual meeting of the Company’s board of directors following the annual meeting of shareholders and until their successors have been elected and qualified.

Matt Zhang Chairman of the Board, Nominating and Corporate Governance Committee Member

Mr. Zhang is the Founder and Managing Partner of Hivemind, a Web3 and blockchain technology focused investment firm, which he founded in November 2021. From September 2007 to November 2021, Mr. Zhang was the global Head of Structured Products Trading at Citi, the leading global investment bank. He also created Citi’s Spread Products Investment Technologies team (SPRINT), focusing on venture equity investments in the FinTech sector, and was a founding partner of the Citi Impact Fund, which invests in companies addressing social challenges. Mr. Zhang holds an MST in Real Estate from the University of Cambridge and a BS in Economics from the London School of Economics. He is a Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA).

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Xiao-Xiao Jiehua Zhu, Director, Audit Committee Member and Nominating and Corporate Governance Committee Member

Mr. Zhu has served as President at Jupiter, the onchain finance superapp, since December 2025. Prior to joining Jupiter, he served as Digital Operating Partner at KKR from April 2021 where he led technology-driven value creation, innovation and digital transformation at the board and top management level of European private equity portfolio companies such as Axel Springer, GfK and Roompot Landal. He also led KKR’s global Digital Assets & Blockchain strategy, for which he led investments in foremost Crypto VCs such as Dragonfly Capital, Ethereal Ventures or ParaFi as well as Digital Assets companies such as Anchorage Digital. He is a regular speaker at key Digital Assets & AI conferences such as Token2049 Dubai, Blockworks Digital Assets Summit, Financial Times Crypto Summit, Proof of Talk Paris, Out East Summit, AI Rush, London Tech Week or London City Week, and is an angel investor in fast growing early stage technology companies such as Fuse Energy (founded by ex-Revolut Chief Revenue Officer) or Anagram (founded by Solana Foundation President and ex-Polychain Capital President). Prior to joining KKR, he worked at BCG from January 2014 until April 2021. He was General Manager at BCG Digital Ventures in London and Beijing from 2016 to 2021. During this time, he founded, launched, and scaled new digital companies such as Heycar.co.uk (backed by Volkswagen & Daimler) and Tracr.com (backed by DeBeers). He began his career in management consulting advising Fortune 500 companies at the Boston Consulting Group in London. Notably, in an earlier life, he performed as a professional concert pianist on some of the world’s most prestigious concert venues including the Berlin Philharmonie, and played for global leaders such as George H.W. Bush, Helmut Kohl or Mikhail Gorbachev. He holds an MS in Managerial Economics & Strategy from the London School of Economics, a BA in Philosophy & Economics from the Humboldt University Berlin, and a Masters in Concert Piano from the Berlin University of Arts.

Young Chi Cho, Director, Compensation Committee Chair and Audit Committee Member

Mr. Cho has served as Chief Executive Officer and Director of TLGY Acquisition Corp. (Nasdaq: TLGY) since December 2024 and Chief Executive Officer of StablecoinX, an Ethena backed digital asset treasury company, since June 2025. He has spent the past 8 years in the digital asset industry, serving as CFO at Hedera Hashgraph, a proof-of-stake public network powered by hashgraph consensus, where he served from April 2021 to August 2022, and CIO at Abra, a digital consumer wallet where users can buy, sell, and earn rewards on their cryptocurrency holdings, from April 2020 to April 2021 where he started the Earn product in 2020. Before he entered the crypto industry, he spent over 12 years in traditional finance. He was at Citigroup for 10 years as a director in the Special Situations Group, and at UBS for 2 years as an executive director in the Private Finance and Credit Trading team. He is a Chartered Financial Analyst, and has a BS from Cornell and MPA from Columbia.

Amy Griffith, Director, Nominating and Governance Committee Chair and Compensation Committee Member

Ms. Griffith currently serves as Vice President Government Relations for CGI. She was previously the Head, Government Relations & External Affairs for McCain Foods - North America. She is responsible for the North America Public Affairs strategy and provides strategic leadership and direction on behalf of McCain with policymakers in the United States and Canada. She leads external communications and stakeholder management. Previously, she was the Group Director for the North America Operating unit of the Coca-Cola Company, in this capacity she oversaw public affairs, government relations, sustainability and communications in Canada and the Northeastern United States. Previously, she served as Wells Fargo’s State & Local Government Relations Senior Vice President. She was recruited to Wells Fargo’s Government Relations and Public Policy team in 2019. In this role, Griffith led Wells Fargo’s legislative and political agenda in her region and managed relationships with state and local policymakers and community stakeholders. Ms. Griffith was a director of Ocean Biomedical, Inc. From 2008-2019, Ms. Griffith led government relations for 16 states in the Eastern United States for TIAA for over a decade. Prior to that, she worked in the aerospace, high tech, education, private and public sectors, and has managed multiple high-profile political campaigns at the local, state and national level. Griffith is active in her community and has co-chaired The Baldwin School Golf Outing to raise funds for girls’ athletics programs. She is a graduate of Gwynedd-Mercy College and holds a Bachelor of Arts in History. Ms. Griffith is well qualified to serve as a director due to her significant experience in government relations, policy and regulatory agencies as well as decades of experience working with companies in both the private and public sectors.

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Daniel Mendes, Director, Audit Committee Chair

Mr. Mendes has been Managing Partner of BlockCore Partners, a specialized advisory firm offering financial and tax services tailored to the blockchain and digital asset space, since April 2023. From May 2021 to April 2023, he served as Head of Finance at Algorand Technologies, a Layer 1 blockchain technology company. From September 2018 to May 2021, Mr. Mendes worked at Deloitte, a global professional services firm, most recently as a Senior Manager from August 2019 to May 2021. While at Deloitte, Mr. Mendes advised on multinational corporate restructurings, spin-offs, IPOs, mergers, acquisitions, and private equity transactions, including several years in Deloitte’s Washington National Tax group, with the latter half of his tenure focused on blockchain and digital asset related matters. Mr. Mendes is a licensed CPA in Florida and Washington, D.C., holds a B.B.A. in International Business and Accounting from Temple University, an Executive M.S.T. in Taxation from Florida Atlantic University, and completed the Executive Program in Finance at Columbia Business School. Mr. Mendes has extensive experience in corporate governance, risk management, and capital allocation strategies. He is recognized for his expertise in designing and overseeing treasury management frameworks, including the management of company digital asset treasuries, with a focus on optimizing tax efficiency, liquidity, and long-term shareholder value. His leadership is marked by a strong ability to bridge regulatory compliance with strategic growth, making him a valuable contributor to public company boards navigating emerging financial technologies and evolving governance expectations. We believe Mr. Mendes’ significant experience in these areas makes him well qualified to serve as a member of our board of directors.

Jolie Kahn, Chief Executive Officer

Jolie Kahn has an extensive background in corporate finance and corporate and securities law. She has been the proprietor of Jolie Kahn, Esq. since 2002 and still practices law on a limited basis, including serving as U.S. securities counsel for the Company. Ms. Kahn has also acted in various corporate finance roles, including extensive involvement of preparation of period filings and financial statements and playing an integral part in public company audits. She also works with companies and hedge funds in complex transactions involving the structuring and negotiation of multi-million-dollar debt and equity financings, mergers, and acquisitions. Ms. Kahn has practiced law in the areas of corporate finance, mergers & acquisitions, reverse mergers, and general corporate, banking, and real estate matters. She represents both public and private companies, hedge funds, and other institutional investors in their role as investors in public companies. She served as Interim CFO of GlucoTrack, Inc. from 2019 – 2023 and served, on a part time basis, as CFO of Ocean Biomedical, Inc. from March 2024 to June 2025. Ms. Kahn holds a BA from Cornell University and a J.D. magna cum laude from the Benjamin N. Cardozo School of Law.

Chris Polimeni, Chief Financial Officer

Chris Polimeni has more than 35 years of extensive financial and operational expertise. Since 2020, he has served as President and CEO of Polimeni & Associates, Inc., a financial consulting firm specializing in fractional CFO services, debt and equity capital raises, SEC reporting, mergers and acquisitions, internal control evaluations, reorganizations, and technology strategic planning. Prior to that, he served as Executive Vice President, CFO/COO of Accelerate360 Holdings, LLC and its subsidiary, a360 Media, LLC (formerly American Media, LLC) for 15 years, where he played a key role in acquisitions, corporate finance, SEC reporting, and corporate management. From 1994 to 2003, Mr. Polimeni served as Vice President of Finance and Corporate Controller of GE Supply Logistics, LLC (formerly Questron Technology, Inc.), a provider of inventory logistics management services. He practiced as a certified public accountant between 1987 and 1994. Mr. Polimeni received a B.B.A. degree in Accounting and Business Computer Information Systems from Hofstra University and passed the Certified Public Accountant exam in 1992.

Peter Wylie, Chief Operating Officer

Peter Wylie Jr. is founder and principal of P. Wylie Advisory, a financial and operational consulting firm for startups and growth companies. He is a seasoned entrepreneur and investor with multiple exits in the financial and consumer technology spaces. He has significant operational financial experience, serving as CFO of Napster Holdings Inc, through its acquisition in 2025 by Infinite Reality (now Napster Inc), and CFO/COO of consumer lender CommonBond. Pete co-founded and sold a consumer financial technology company, Gradible, to CommonBond in 2016. He holds B.A. degrees in Journalism and English from the University of North Carolina, where he was a Morehead-Cain Scholar.

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Corporate Governance

The business and affairs of our Company are managed by the management team with the guidance of the Company’s board of directors.

Director Independence

We use the definition of “independence” of The NASDAQ Stock Market to make this determination. NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of our Company or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ rules provide that a director cannot be considered independent if:

●	the director is, or at any time during the past three years was, an employee of our Company;
●	the director or a family member of the director accepted any compensation from our Company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);
●	a family member of the director is, or at any time during the past three years was, an executive officer of our Company;
●	the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which our Company made, or from which our Company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);
●	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of our Company served on the compensation committee of such other entity; or
●	the director or a family member of the director is a current partner of our Company’s outside auditor, or at any time during the past three years was a partner or employee of our Company’s outside auditor, and who worked on our Company’s audit.

Under the following three NASDAQ director independence rules a director is not considered independent: (a) NASDAQ Rule 5605(a)(2)(A), a director is not considered to be independent if he or she also is an executive officer or employee of the corporation, (b) NASDAQ Rule 5605(a)(2)(B), a director is not consider independent if he or she accepted any compensation from our Company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the determination of independence, and (c) NASDAQ Rule 5605(a)(2)(D), a director is not considered to be independent if he or she is a partner in, or a controlling shareholder or an executive officer of, any organization to which our Company made, or from which our Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000. Under such definitions, we have four independent directors.

Family Relationships

There are no family relationships among any of the directors and executive officers.

Board Committees

Our board of directors has established the following three standing committees: audit committee; compensation committee; and nominating and governance committee, or nominating committee. Our board of directors has adopted written charters for each of these committees. Copies of the charters will be available on our website. Our board of directors may establish other committees as it deems necessary or appropriate from time to time.

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Audit Committee

Our audit committee is comprised of at least three individuals, each of whom are independent directors and at least one of whom will be an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K. Our audit committee is currently comprised of Daniel Mendes (Chair), Young Cho and Xiao-Xiao Zhu, who are independent, and Mr. Mendes is our audit committee financial expert.

Our audit committee will oversee our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the audit committee will have a charter (which will be reviewed annually) and perform several functions. The audit committee will:

●	evaluate the independence and performance of, and assess the qualifications of, our independent auditor and engage such independent auditor;
●	approve the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services and approve in advance any non-audit service to be provided by our independent auditor;
●	monitor the independence of our independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;
●	review the financial statements to be included in our future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and review with management and our independent auditor the results of the annual audit and reviews of our quarterly financial statements; and
●	oversee all aspects our systems of internal accounting control and corporate governance functions on behalf of the Company’s board of directors.

Compensation Committee

Our Compensation Committee is comprised of at least three individuals, each of whom is required to be an independent director. Our compensation committee is currently comprised of Young Cho (Chair), Amy Griffith, and Daniel Mendes, who are independent.

The Compensation Committee will review or recommend the compensation arrangements for our management and employees and also assist our board of directors in reviewing and approving matters such as company benefit and insurance plans, including monitoring the performance thereof. The Compensation Committee will have a charter (which will be reviewed annually) and perform several functions.

The Compensation Committee will have the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation.

Nominating and Corporate Governance Committee (the “N&CG Committee”)

Our N&CG Committee is comprised of at least three individuals, each of whom will be an independent director. Currently Amy Griffith (Chair), Xiao-Xiao Zhu, and Matt Zhang are members of the committee.

The NC&G Committee is charged with the responsibility of reviewing our corporate governance policies and with proposing potential director nominees to the board of directors for consideration. This committee also has the authority to oversee the hiring of potential executive positions in our Company. The NC&G Committee also has a charter, which is to be reviewed annually.

Our insider trading policy is part of our Code of Ethics, which is filed as Exhibit 14.1 to our Annual Report on Form 10-K, which was filed with the SEC on March 31, 2026.

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Executive Compensation

Name & Principal Position	Year	Salary	Bonus	Share Based Awards	Option-Based Awards	All Other Compensation	Total Compensation
Jolie Kahn	2025	$370,083	$-	$540,822	$-	$-	$910,905
Chief Executive Officer	2024	312,611	-	25,000	-	-	337,611
Chris Polimeni	2025	220,000	-	250,000	-	-	470,000
Chief Financial Officer	2024	-	-	-	-	-	-
Peter Wylie	2025	70,000	-	150,000	-	-	220,000
Chief Operating Officer	2024	-	-	-	-	-	-
Richard S. Wong (a)	2025	251,734	-	100,609	-	127,477	479,820
Former Chief Financial Officer	2024	260,166	-	41,066	-	1,793	303,025
Mauro Pennella (a)	2025	215,672	-	164,374	-	187,795	567,841
Former Chief Marketing Officer	2024	255,512	-	54,753	-	1,793	312,058

(a)	Some share-based awards were issued net of income taxes. The Company repurchased shares on the issuance date to remit as income taxes to the appropriate government revenue service agencies.

Director Compensation

2025 Director Compensation Table

The following table sets forth all compensation paid or awarded to our non-employee directors for service to us during 2025. The amounts set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our directors.

Name	Year	Fees Earned or Paid in Cash ($)	RSU Awards ($)	All Share-based compensation ($)	Total ($)
Matt Zhang	2025	-	-	-	-
Xiao-Xiao Jichua Zhu	2025	-	-	75,000	75,000
Young Chi Cho	2025	17,500	-	75,000	92,500
Daniel Mendes	2025	17,500	-	75,000	92,500
Amy Griffith	2025	137,992	-	125,000	262,992
David Welch (former chairman)	2025	161,458	-	350,000	511,458
William J. Meekison (former director)	2025	88,542	-	100,000	188,542
Richard Levychin (former director)	2025	88,542	-	100,000	188,542
Elaine Goldwater (former director)	2025	114,583	-	100,000	214,583

Equity Awards Held by Directors

There were no RSUs held as of December 31, 2025 by any of our non-employee directors who were serving as of December 31, 2025. All RSUs granted to our non-employee directors are immediately vested and settled on the grant date. We have not issued options or any other type of equity awards to our non-employee directors.

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Equity Compensation Plan Information

The following table provides information with respect to options outstanding under our Plan as at December 31, 2025:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	-	$-	13,940,820
Equity compensation plans not approved by security holders	-	-	-
Total	-	$-	13,940,820

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth information known to us regarding the beneficial ownership of our common shares as of April 13, 2026 by:

●	each person known to us to be the beneficial owner of more than 5% of our outstanding common shares;
●	each of our executive officers and directors; and
●	all of our executive officers and directors as a group.

	Common shares	Options Exercisable within 60 days of April 13, 2026	Warrants	Total	Percentage beneficially owned
Directors and Officers:
Jolie Kahn	171,597	-	-	171,597	0.19%
Chris Polimeni	107,985	-	-	107,985	0.12%
Peter Wylie	61,224	-	-	61,224	0.07%
Matt Zhang	-	-	-	-	0.00%
Xiao-Xiao Jichua Zhu	30,612	-	-	30,612	0.03%
Young Chi Cho	30,612	-	-	30,612	0.03%
Daniel Mendes	30,612	-	-	30,612	0.03%
Amy Griffith	51,709	-	-	51,709	0.06%
Total all officers and directors (8 persons)*	484,351	-	-	484,351	0.54%

5% or Greater Beneficial Owners
Bastion Trading Limited	4,635,492	-	-	4,635,492	5.2%

Certain Relationships and Related Transactions, and Director Independence

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-party transactions.” For purposes of our policy only, and not for purposes of required disclosure, which will be all related party transactions, even if less than $120,000, a “related-party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related party” are participants involving an amount that exceeds $120,000.

Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-person transactions under this policy. A related party is any executive officer, director or a holder of more than 5% of our common shares, including any of their immediate family members and any entity owned or controlled by such persons.

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At present, we have appointed independent directors to the N&CG Committee. As a result, our Chief Financial Officer, Chris Polimeni, must present information regarding a proposed related-party transaction to the Nominating and Corporate Governance Committee. Under the policy, where a transaction has been identified as a related-party transaction, Mr. Polimeni must present information regarding the proposed related-party transaction to our Nominating and Corporate Governance Committee, once the same is established, for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related-party transactions, our Nominating and Corporate Governance Committee takes into account the relevant available facts and circumstances including, but not limited to:

●	whether the transaction was undertaken in the ordinary course of our business;
●	whether the related party transaction was initiated by us or the related party;
●	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;
●	the purpose of, and the potential benefits to us from the related party transaction;
●	the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party;
●	the related party’s interest in the related party transaction, and
●	any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

The Nominating and Corporate Governance Committee shall then make a recommendation to the board, which will determine whether or not to approve of the related party transaction, and if so, upon what terms and conditions. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

Except as set forth below, we have not had any related party transactions, regardless of dollar amount:

During the years ended December 31, 2025 and 2024, the Company incurred $1,626,117 and $450,266, respectively, in cash and non-cash compensation to our non-employee, independent board members.

As of December 31, 2025 and 2024, amounts owed to officers and directors, or to companies owned by officers and directors, of the Company for services and expenses totaled $17,500 and $600,000, respectively. These amounts owing have been included in accounts payable and accrued liabilities.

During the year ended December 31, 2025, the Company incurred $383,748 to our Asset Manager, a company controlled by the current chairman of the board of the Company. As of December 31, 2025, these fees were paid in full.

During the years ended December 31, 2025 and 2024, the Company incurred $17,946 and $58,445, respectively, to our U.S. general counsel firm, Enso Law against legal services, a company controlled by a former director of the Company. As of December 31, 2025, $nil (December 31, 2024 - $5,647) in total was owed to Enso Law.

During the years ended December 31, 2025 and 2024, the Company incurred $75,000 and $67,500, respectively in legal fees to Jolie Kahn, who is also the Chief Executive Officer of the Company. As of December 31, 2025, $nil (December 31, 2024, $49,151) in total was owed to Ms. Kahn.

Principal Accounting Fees and Services

Aggregate fees paid or to be paid by us to CBIZ CPAs P.C. and Marcum LLP, the Company’s principal independent accountants, during the last two fiscal years were as follows:

	December 31, 2025	December 31, 2024
Audit Fees *	$594,603	$242,308

*	Amounts represent the contractual fees related to the fiscal year, not the accrued fees incurred during the year.

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Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports, S-1 filings, S-3 filings, comfort letters, and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements. During the years ended December 31, 2025 and 2024, we did not pay CBIZ CPAs P.C. and Marcum LLP for any other professional services.

Pre-Approval Policy

Our audit committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by our independent registered public accounting firm for such services and has adopted a procedure for pre-approval of all such fees. The pre-approval requirements and procedures may be waived with respect to the provision of non-audit services for the Company if the non-audit services provided to the Company constitute not more than five percent of the total amount of revenues paid by the Company to the independent auditors during the fiscal year in which the non-audit services were provided and if certain other requirements are met. In its review of non-audit service fees, the audit committee would consider, among other things, the possible impact of the performance of such services on the accounting firm’s independence.

All fees that were incurred in years ended December 31, 2025 and 2024 were pre-approved by the audit committee.

CORPORATE GOVERNANCE

Our philosophy as to the structure of our CEO and CFO team is as follows:

Employee Title	Description of Employee Duties and Responsibilities

Chief Executive Officer (Jolie Kahn)	The Chief Executive Officer in partnership with the Board, is responsible for the success of the organization, making high-level decisions about the Company’s policies and strategy. Together, the Board and CEO assure the accomplishment of the Company’s vision and mission, and the accountability of the Company to its stakeholders and shareholders. The Board delegates responsibility for management and day-to-day operations to the CEO, and she has the authority to carry out these responsibilities, in accordance with the direction and policies established by the Board.

Chief Financial Officer (Chris Polimeni)	As a key member of the Executive team, the CFO reports to the CEO and assumes an overall strategic role in the Company. The CFO participates in driving the organization towards achieving its objectives whilst building the Finance and Administration function by demonstrating ethical leadership and business integrity. The CFO will ensure risk management is put in place with responsibility over internal controls to ensure transactions are done to prevent fraud while being cost efficient. In so doing, the incumbent will balance short term concerns and pressures, such as managing cash, liquidity and profitability with long-term vision and sustainable Company success. The CFO will work closely with the CEO and the rest of the Executive team to drive and manage change and innovation in a quickly evolving and changing industry landscape whilst fulfilling stewardship responsibilities. In so doing the CFO will ensure effective compliance and control and respond to regulatory developments and financial reporting obligations. Directly responsibility includes accounting, finance, forecasting, costing, property management, deal analysis and negotiations, compliance, financing and capital markets activities.

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Director Nominations Process

The N&CG Committee is responsible for recommending candidates to serve on our Board and its committees. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

In identifying prospective director candidates, the N&CG Committee may seek referrals from other members of the Board, management, stockholders, and other sources, including third party recommendations. The N&CG Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The N&CG Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the N&CG Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the N&CG Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

The director nominees to be elected at the 2026 Annual Meeting were evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election at the 2026 Annual Meeting. When considering whether the directors and nominee have the experience, qualifications, attributes, and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the 2026 Annual Meeting.

Corporate Governance

The business and affairs of our Company are managed under the direction of the Board of Directors.

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Director Independence

We use the definition of “independence” of The NASDAQ Stock Market to make this determination. NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of our Company or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ rules provide that a director cannot be considered independent if:

●	the director is, or at any time during the past three years was, an employee of our Company;

●	the director or a family member of the director accepted any compensation from our Company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

●	a family member of the director is, or at any time during the past three years was, an executive officer of our Company;

●	the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which our Company made, or from which our Company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

●	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of our Company served on the compensation committee of such other entity; or

●	the director or a family member of the director is a current partner of our Company’s outside auditor, or at any time during the past three years was a partner or employee of our Company’s outside auditor, and who worked on our Company’s audit.

Under the following three NASDAQ director independence rules a director is not considered independent: (a) NASDAQ Rule 5605(a)(2)(A), a director is not considered to be independent if he or she also is an executive officer or employee of the corporation, (b) NASDAQ Rule 5605(a)(2)(B), a director is not consider independent if he or she accepted any compensation from our Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, and (c) NASDAQ Rule 5605(a)(2)(D), a director is not considered to be independent if he or she is a partner in, or a controlling shareholder or an executive officer of, any organization to which our Company made, or from which our Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000. Under such definitions, we have four independent directors.

Young Cho, Amy Griffith, Dan Mendes and Xiao Xiao Zhu are “independent” directors based on the definition of independence in the listing standards of the NASDAQ Stock Market LLC (“NASDAQ”).

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Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and also to other employees. Our Code of Business Conduct and Ethics can be found on the Company’s website at www.AVXforcegs.com.

Insider Trading Policy

The Company has an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities and certain other securities that applies to all Company personnel, including directors, officers, and employees. The Company believes that its insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company’s insider trading policy is filed as Exhibit 14.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Family Relationships

There are no family relationships among any of the directors and executive officers.

Involvement in Certain Legal Proceedings

During the past ten years, none of our officers, directors, promoters or control persons have been involved in any legal proceedings as described in Item 401(f) of Regulation S-K.

Term of Office

Our Board of Directors is comprised of five directors, of which all five seats are currently occupied, and all directors will serve until the earlier of the 2027 annual meeting of shareholders (if reelected) and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death.

Board Committees

Our Board has established the following three standing committees: audit committee; compensation committee; nominating and governance committee, or nominating committee. Our board of directors has adopted written charters for each of these committees. Copies of the charters are available on our website. Our board of directors may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

Our Audit Committee, which met four times in 2025, is comprised of at least three individuals, each of whom are independent directors and at least one of whom will be an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K. Our audit committee is currently comprised of Dan Mendes (Chair), who qualifies as a financial expert, Young Cho and Xiao Xiao Zhu.

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Our Audit Committee will oversee our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit Committee will have a charter (which will be reviewed annually) and perform several functions. The Audit Committee will:

●	evaluate the independence and performance of, and assess the qualifications of, our independent auditor and engage such independent auditor;

●	approve the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services and approve in advance any non-audit service to be provided by our independent auditor;

●	monitor the independence of our independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

●	review the financial statements to be included in our future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and review with management and our independent auditor the results of the annual audit and reviews of our quarterly financial statements; and

●	oversee all aspects our systems of internal accounting control and corporate governance functions on behalf of the Board of Directors.

Compensation Committee

Our Compensation Committee is comprised of at least three individuals, each of whom will be an independent director, Our Compensation committee is currently comprised of Young Cho (Chair), Amy Griffith and Dan Mendes, all of whom are independent. The Compensation Committee held four meetings in 2025.

The Compensation Committee will review or recommend the compensation arrangements for our management and employees and also assist our Board of Directors in reviewing and approving matters such as company benefit and insurance plans, including monitoring the performance thereof. The Compensation Committee will have a charter (which will be reviewed annually) and perform several functions.

The Compensation Committee will have the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation.

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Nominating and Corporate Governance Committee (the “N&CG Committee”)

Our N&CG Committee, which held one meeting in 2024, is comprised of at least three individuals, each of whom will be an independent director. Currently Amy Griffith (Chair), Xiao Xiao Zhu, and Matt Zhang are members of the committee.

The N&CG Committee is charged with the responsibility of reviewing our corporate governance policies and with proposing potential director nominees to the Board of Directors for consideration. This committee also has the authority to oversee the hiring of potential executive positions in our Company. The NC&G Committee also has a charter, which is to be reviewed annually.

We do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, but directors are encouraged to attend. Our insider trading policy is part of our Ethics Policy which is filed as Exhibit 14 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and Exhibit 19 is subsumed in Exhibit 14 thereto.

Stockholder Nominations for Directorships

Stockholders may recommend individuals to the N&CG Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our Bylaws. All such recommendations will be forwarded to the N&CG Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below. Stockholders who wish to recommend a candidate for nomination should contact our Secretary in writing and provide the following information:

●	the name and address of the stockholder and the beneficial owner, if any;

●	a representation that the stockholder is a record holder of the Company’s securities entitled to vote at the meeting upon such nomination and intends to appear in person or by proxy at the meeting to propose such nomination;

●	the name, age, business and residential address, and principal occupation or employment of the proposed director candidate;

●	a description of any arrangements or understandings between the proposed director candidate and any other person or entity other than the Company; and

●	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

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Assuming that appropriate information is provided for candidates recommended by stockholders, the N&CG Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we traditionally determined that it is in the best interests of the Company and its shareholders to no longer combine these roles and currently these roles are separated.

Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and our general risk management strategy, and also ensures that risks undertaken by us are consistent with the Board’s risk parameters. While the Board oversees the Company, our management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our board leadership structure supports this approach.

The Company’s Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not have any formal policy that requires us to grant, or avoid granting, equity-based compensation to our executive officers at certain times. The timing of any equity grants to executive officers in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date). As a result, in all cases, the timing of grants of equity awards occurs independent of the release of any material nonpublic information, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.

No equity-based compensation was issued to executive officers in fiscal year 2024 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

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Delinquent Section 16(a) Reports

Section 16(a) of Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Commission initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statement of changes in beneficial ownership with respect to their ownership of the Company’s securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish our Company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us, and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act and without conducting any independent investigation of our own, we believe that with respect to the fiscal year ended December 31, 2025 our officers and directors, and all of the persons known to us to beneficially own more than 10% of our Common Stock filed all required reports on a timely basis, other than as follows: Jolie Kahn, our Chief Executive Officer, and Chris Polimeni, our Chief Financial Officer.

Anti-Hedging Policy

Our Board of Directors has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers, our directors, our employees, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. However, all such individuals and entities remain subject to our Insider Trading Policy, which policy is described further in this Proxy Statement.

REPORT OF AUDIT COMMITTEE

The current members of the Audit Committee are Young Cho, Xiao Xiao Zhu and Dan Mendes, as Chairman.

The Audit Committee of the Board, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and the rules of the Nasdaq Stock Market, has furnished the following report:

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The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is available on our website at www.AVX-one.com. The Audit Committee is responsible for the appointment, oversight and compensation of our independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K (starting with fiscal year ending December 31, 2025) and our quarterly financial statements on Forms 10-Q. In fulfilling its responsibilities for the financial statements for fiscal year 2025, the Audit Committee took the following actions:

●	reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management and our independent public accountant;

●	discussed with our independent public accountant the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

●	received written disclosures and the letter from our independent public accountant regarding its independence as required by applicable requirements of the PCAOB regarding the accountant’s communications with the Audit Committee and the Audit Committee further discussed with the accountant its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE:

Dan Mendes (Chair)

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

In accordance with our articles, our Board has set the number of directors at five (5) for the ensuing year. Accordingly, five directors are to be elected at this Annual Meeting to serve until the 2027 Annual Meeting of shareholders or until a successor has been elected and qualified for each. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that the nominees will decline or be unable to serve as directors, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected. Election of the directors requires a plurality of the votes cast at the Annual Meeting.

The term of office of each of the current directors will end at the conclusion of the Meeting. Unless the director’s office is vacated earlier in accordance with the provisions of the Business Corporations Act (British Columbia) (“BCA”), each director elected will hold office until the conclusion of the next annual general meeting of the Company or, if no director is then elected, until a successor is elected.

Advance Notice Provisions

The Articles of the Company include advance notice provisions (the “Advance Notice Provisions”) that provide that only directors who have been nominated in accordance with the Advance Notice Provisions may be nominated for election to the Board of Directors. The Advance Notice Provisions provide Shareholders, directors and management of the Company with a clear framework for nominating directors. Among other things, the Advance Notice Provisions fix a deadline by which holders of Common Stock must submit director nominations to the Company prior to any annual or special meeting of Shareholders and sets forth the minimum information that a Shareholder must include in such notice to the Company for the notice to be in proper written form.

As of the date hereof, the Company has not received notice of a nomination in compliance with the Company’s Articles and, as such, other than nominations that may be received by the Company in compliance with the Advance Notice Provisions, any nominations which are not nominations by or at the direction of the Board, or an authorized officer of the Company, will be disregarded at the Meeting.

Directors to be Re-elected at the 2026 Annual Meeting

Management proposes, and the persons named in the accompanying form of proxy intend to vote in favor of the below referenced nominees for director, fixing the number of directors at five (5). Each director of the Company is elected annually and holds office until the next annual general meeting of Shareholders or until his successor is duly elected, unless his office is earlier vacated in accordance with the Articles of the Company. Data regarding the Current Director Nominees is as set forth above in this Schedule 14A.

Matt Zhang, Chairman

Young Cho

Amy Griffith

Dan Mendes

Xiao Xiao Zhu

Vote Required

Election of the directors requires a plurality of the votes cast at the Annual Meeting.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE IN THIS PROPOSAL NO. 1.

PROPOSAL NO. 2

THE RATIFICATION OF THE APPOINTMENT OF CBIZ CPAs P.C. AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2026

On November 1, 2024, CBIZ CPAs P.C. (“CBIZ CPAs”) acquired the attest business of Marcum LLP (“Marcum”). Accordingly, on April 25, 2025, as a result of the acquisition, Marcum resigned as the independent registered public accounting firm of the Company and, with the approval of the Company’s Audit Committee of the Board of Directors, CBIZ CPAs was engaged as the Company’s independent registered public accounting firm on the same date. Representatives of CBIZ CPAs are expected to be present at the 2026 Annual Meeting and will be available to respond to appropriate questions by stockholders.

The audit report of CBiz Marcum on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that in each case the audit report contained a paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024 and December 31, 2023, and through April 25, 2025, the date of Marcum’s resignation, there were (a) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to such disagreement in its report and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years ended December 31, 2025 and December 31, 2024, and through April 13, 2026, neither the Company nor anyone on the Company’s behalf consulted with CBIZ CPAs regarding (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by CBIZ CPAs on the Company’s financial statements, and CBIZ CPAs did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S- K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Board of Directors has appointed CBIZ CPAs as our independent registered certified public accounting firm for the fiscal year 2026 and has further directed that the selection of CBIZ CPAs be submitted to a vote of shareholders at the 2026 Annual Meeting for ratification. CBIZ CPAs has been the Company’s auditor since April 2025.

If the appointment of CBIZ CPAs is not ratified, the Board will propose an alternate accounting firm to act as auditor of the Company for approval by shareholders.

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Aggregate fees paid or to be paid by us to CBIZ CPAs P.C. and Marcum LLP, the Company’s principal independent accountants, during the last two fiscal years were as follows:

	December 31, 2025	December 31, 2024
Audit Fees *	$594,603	$242,308

*	Amounts represent the contractual fees related to the fiscal year, not the accrued fees incurred during the year.

Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports, S-1 filings, S-3 filings, comfort letters, and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements. During the years ended December 31, 2025 and 2024, we did not pay CBIZ CPAs P.C. and Marcum LLP for any other professional services.

Pre-Approval Policy

Our audit committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by our independent registered public accounting firm for such services and has adopted a procedure for pre-approval of all such fees. The pre-approval requirements and procedures may be waived with respect to the provision of non-audit services for the Company if the non-audit services provided to the Company constitute not more than five percent of the total amount of revenues paid by the Company to the independent auditors during the fiscal year in which the non-audit services were provided and if certain other requirements are met. In its review of non-audit service fees, the audit committee would consider, among other things, the possible impact of the performance of such services on the accounting firm’s independence.

All fees that were incurred in years ended December 31, 2025 and 2024 were pre-approved by the audit committee.

The persons named in the enclosed proxy intend to vote for the appointment of CBIZ CPAs as auditors for the Company, to hold office until the next annual general meeting of the shareholders, at a remuneration to be fixed by the directors.

Vote Required

“FOR” votes from the holders of a majority of the shares of the Company’s Common Stock present in person or represented by proxy and entitled to vote on the matter at the 2026 Annual Meeting are required to approve the proposal.

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THE BOARD RECOMMENDS A VOTE “FOR” TO RATIFY THE APPOINTMENT OF CBIZ CPAS AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR

PROPOSAL NO. 3

Reverse Stock Split

Our Board of Directors has determined that it is advisable and in our and our stockholders’ best interests that the Board of Directors be granted the authority to implement, in its sole discretion, a reverse stock split of the outstanding and treasury shares of our common stock at a specific exchange ratio set by the Board of Directors, at a range of ratios from 1-for-2 to 1-for-12, in the discretion of the Board of Directors and to be announced by press release or 8-K, and to grant authorization to the Board of Directors to determine, in its sole discretion, whether to implement the reverse stock split, as well as its specific timing (but not later than December 31, 2026) (the “Reverse Split Proposal”). Accordingly, stockholders are asked to approve an amendment to our Articles to effect a reverse stock split consistent with such terms and to grant authorization to the Board of Directors to determine, in its sole discretion, whether to implement the reverse stock split, as well as its specific timing and ratio (within the set of ratios listed above).

The Board of Directors strongly believes that the reverse stock split is necessary for the following reason:

In order to have the ability in the future to meet any potential regulatory requirements for listing on Nasdaq.

The Board of Directors believes that it is critical to the future viability of the Company that you vote “FOR” the Proposal.

Should we receive the required stockholder approval for the Reverse Split Proposal, the Board of Directors will have the sole authority to elect, without the need for any further action on the part of our stockholders:

(1) whether or not to effect a reverse stock split, and (2) if so, the number of whole shares, from 2 through 12, in the discretion of the Board of Directors, which will be combined into one share of our common stock. Notwithstanding approval of the reverse stock split by the stockholders, the Board of Directors may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Province of British Columbia not to effect the reverse stock split on or prior to December 31, 2026, as permitted under applicable law. If the Board of Directors does not implement a reverse stock split on or prior to December 31, 2026, stockholder approval again would be required prior to implementing any reverse stock split.

In determining which reverse stock split ratio to implement, if any, following receipt of stockholder approval, the Board of Directors may consider, among other things, various factors, such as:

●	the historical trading price and trading volume of our Common Stock;
●	the then-prevailing trading price and trading volume of our Common Stock and the expected impact of the reverse stock split on the trading market for our Common Stock in the short- and long-term;
●	our ability to maintain listing on The NASDAQ Capital Market;
●	which reverse stock split ratio would result in the least administrative cost to us; and
●	prevailing general market and economic conditions.

Certain of our officers and directors have an interest in the reverse stock split as a result of their ownership of Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

The Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act.

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Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed reverse stock split will increase our stock price or that any increase will be maintained over any significant period of time. The Board of Directors expects that a reverse stock split of our Common Stock will increase the market price of our Common Stock. However, the effect of a reverse stock split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances does not indicate a likelihood that our stock price will be maintained at any higher level. It is possible that the per share price of our Common Stock after the reverse stock split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the reverse stock split, and the market price per post-reverse stock split share may not exceed or remain at any specified level for a sustained period of time, and the reverse stock split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect a reverse stock split, the market price of our Common Stock may decrease due to factors unrelated to the stock split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the reverse stock split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split.

Current stockholders will likely experience dilution as a result of the Reverse Stock Split. There is a trend for our stock price to decrease after a reverse stock split. This is likely as a result of the availability of more shares issued as a result of our anticipated future financing needs. As the number of shares available in the market increases, the price tends to decrease. We are unable to predict if, when and to what magnitude dilution will occur; however, there is a substantial likelihood that significant dilution will occur based on historical data.

The proposed reverse stock split may decrease the liquidity of our stock. The liquidity of our capital stock may be harmed by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the stock price does not increase as a result of the reverse stock split.

In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board of Directors or render tender offers for a combination with another entity more difficult to successfully complete. The Board of Directors does not intend for the reverse stock split to have any anti-takeover effects.

The Board of Directors believes that the consummation of the proposed reverse stock split is essential to our ability to maintain the listing of the Common Stock. Nevertheless, this is likely to result in substantial further dilution to current holders of shares of Common Stock and erosion of our stock price.

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Principal Effects of the Reverse Stock Split

After the effective date of the proposed reverse stock split, each stockholder will own a reduced number of shares of Common Stock. The proposed reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in us and proportionate voting rights and other rights and preferences of the holders of Common Stock will not be affected by the proposed reverse stock split. The number of stockholders of record also will not be affected by the proposed reverse stock split. All fractional shares will be cashed out.

The following table contains approximate information relating to the Common Stock under the low end, high end and midpoint of the proposed range of reverse stock split ratios, without giving effect to any adjustments for fractional shares of Common Stock, as of April 13, 2026 (and without giving effect to the Authorized Share Increase):

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Authorized but Unissued
Pre-Reverse Stock Split	unlimited	89,798,843	unlimited
Post-Reverse Stock Split 1:2	unlimited	44,899,422	unlimited
Post-Reverse Stock Split 1:6	unlimited	14,966,474	unlimited
Post-Reverse Stock Split 1:12	Unlimited	7,483,237	unlimited

We maintain a Stock Incentive Plan (the “Plan”) pursuant to which we have granted stock options and restricted shares that are presently outstanding, and additional equity incentive compensation awards may be granted in the future under the Plan. Pursuant to the terms of the Plan, the Board of Directors or a committee thereof, as applicable, will adjust the number of shares available for future grant under the Plan, the number of shares underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the Plan to equitably reflect the effects of the reverse stock split.

In addition, proportionate adjustments will be made to the per share exercise price of all outstanding warrants to purchase shares of our Common Stock, as well as to the numbers of each.

If the proposed reverse stock split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Common Stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock.

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After the effective date of the reverse stock split, our Common Stock would have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.

The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act. The proposed reverse stock split will not affect the registration of the Common Stock under the Securities Exchange Act.

Effective Date

The proposed reverse stock split would become effective on the date of filing in British Columbia. On the effective date, shares of Common Stock issued and outstanding and the shares of Common Stock held in treasury, in each case, immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the reverse stock split ratio determined by the Board of Directors within the limits set forth in this proposal.

Treatment of Fractional Shares

Fractional shares will be cashed out.

Record and Beneficial Stockholders

If the reverse stock split is authorized by the stockholders and the Board of Directors elects to implement the reverse stock split, stockholders of record holding some or all of their shares of our Common Stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of our Common Stock they hold after the reverse stock split. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

If the reverse stock split is authorized by the stockholders and the Board of Directors elects to implement the reverse stock split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the reverse stock split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-reverse stock split shares will be asked to surrender to the exchange agent certificates representing pre-reverse stock split shares in exchange for post-reverse stock split shares, including whole shares to be issued in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split rounded up to the nearest whole share. No new post-reverse stock split share certificates, including those representing whole shares to be issued in lieu of fractional shares, will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

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STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of Common Stock would remain unchanged after the reverse stock split. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of Common Stock held in treasury will also be reduced proportionately based on the exchange ratio of the reverse stock split. We will reclassify prior period per share amounts and the Consolidated Statements of Stockholders’ Equity for the effect of the reverse stock split for any prior periods in our financial statements and reports such that prior periods are comparable to current period presentation. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Certain Material U.S. Federal Income Tax Consequence of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the reverse stock split to our stockholders who are United States holders, as defined below. This summary is general in nature and does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any U.S. federal non-income, state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, real estate investment trusts, real estate mortgage investment conduits, foreign entities, nonresident alien individuals, broker-dealers, stockholders whose functional currency is not the U.S. dollar, partnerships (or other entities classified as partnership for U.S. federal income tax purposes, S corporations or other flow-through entities for U.S. federal income tax purposes, and tax-exempt entities. Other stockholders may also be subject to special tax rules, including but not limited to: stockholders that received Common Stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging constructive sale or conversion transaction for federal income tax purposes. This summary also assumes that you are a United States holder (defined below) who has held, and will hold, shares of Common Stock as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), i.e., generally, property held for investment. Finally, the following discussion does not address the tax consequences of transactions occurring prior to or after the reverse stock split (whether or not such transactions are in connection with the reverse stock split), including, without limitation, the exercise of options or rights to purchase Common Stock in anticipation of the reverse stock split.

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The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. You should consult with your own tax advisor with respect to the tax consequences of the reverse stock split. As used herein, the term United States holder means a stockholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any state, including the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust that (i) is subject to the primary supervision of a U.S. court and of which one or more “U.S. persons” (as defined in the Code) has the authority to control all substantial decisions, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. The following discussion is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and administrative rulings and practice, all as of the date hereof, all of which are subject to change, potentially with retroactive effect which could adversely affect the accuracy of the statements and conclusions set forth herein. No ruling from the Internal Revenue Service or opinion of counsel has been obtained in connection with the reverse stock split, and there can be no assurance that the Internal Revenue Service would not take a position contrary to that discussed herein, nor that such contrary position would not be sustained.

Other than in respect of a fractional share that is rounded up to a full share, no gain or loss should be recognized by a United States holder upon such stockholder’s exchange of pre-reverse stock split shares of Common Stock for post-reverse stock split shares of Common Stock pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split (including any whole share received in exchange for a fractional share) will be the same as the stockholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefore. The United States holder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split. Although the matter is not clear, it is possible that United States holders whose fractional shares resulting from the reverse stock split are rounded up to the nearest whole share will recognize gain, which may be characterized as either a capital gain or as a dividend, to the extent of the value of such rounded-up amount (i.e., less than one share).

No gain or loss will be recognized by us as a result of the reverse stock split.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Vote Required

The Reverse Stock Split will be approved if the majority of shares Present and voting at the Annual Meeting. As a result, abstentions will have no effect on this proposal. Broker non-votes are not expected to result from the vote on this proposal.

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Voting Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL NO. 4 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking shareholders to approve an advisory resolution on the Company’s 2025 executive compensation as reported in this proxy statement. As described in this proxy statement, our compensation policies and determinations, including those made for fiscal year 2025, have been the product of discussions between our entire Board. Our Compensation Committee will make all compensation decisions regarding executive compensation in future periods. Accordingly, the compensation paid to our named executive officers for fiscal year 2025 is not necessarily indicative of how we will compensate our named executive officers in the future.

We urge shareholders to read the “Executive Compensation” section of this proxy statement, as well as the Summary Compensation Table and other related compensation tables and narrative in this proxy statement, which provide detailed information on the compensation of our named executive officers.

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking shareholders to approve the following advisory resolution:

RESOLVED, that the shareholders of the Company approve, on an advisory basis, the 2025 compensation of the Company’s named executive officers disclosed in the Executive Compensation section and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2026 Annual Meeting of Shareholders.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Board will review and consider the voting results when making future decisions regarding our executive compensation program.

Vote Required

Approval of this proposal requires that votes cast in favor of the proposal exceed the votes cast against the proposal. Because your vote is advisory, the result will not be binding upon the Company. Although not binding, the Compensation Committee of the Board and the Board values the opinions of our shareholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address any concerns raised by the vote and when making future compensation decisions for named executive officers.

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THE BOARD RECOMMENDS A VOTE APPROVING ON AN ADVISORY BASIS THE EXECUTIVE COMPENSATION FOR THE YEAR ENDED DECEMBER 31, 2025

PROPOSAL NO. 5 - OTHER MATTERS

The Board knows of no matter to be brought before the Annual Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Annual Meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

ANNUAL REPORT

Upon written request to Secretary, AVAX One Technology Ltd. at 800-525 West 8th Avenue, Vancouver, BC V5Z 1C6, we will provide without charge to each person requesting a copy of our 2025 Annual Report, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request. In addition, the Company’s 2025 10-K is available on our Internet website at www.AVXforcegs.com. The audited financial statements of the Company for the year ended December 31, 2025, together with the Auditor’s Report thereon, will be presented to shareholders at the Annual Meeting.

Stockholder proposals intended to be submitted at the 2027 annual meeting of stockholders outside the processes of Rule 14a-8 will be considered untimely under Rule 14a-4(c)(1) of the Exchange Act if not received by the Corporate Secretary at our principal executive offices on or before March 23, 2027. If we do not receive timely notice of such proposal, the proxy holders will vote on the proposal, if presented at the meeting, in their discretion.

To comply with the requirements set forth in Rule 14a-19 of the Exchange Act, stockholders who intend to solicit proxies in support of director nominees, other than the Board’s nominees, must also provide written notice to the Corporate Secretary that sets forth all the information required by Rule 14a-19(b) of the Exchange Act. Such notice must be postmarked or transmitted electronically to the Corporate Secretary at our principal executive offices no later than March 23, 2027.

BY ORDER OF THE BOARD OF DIRECTORS

Matt Zhang, Chairman

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